UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 5, 2025, at the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved amendments to the articles of association of the Company (the “Articles of Association”) as described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2025 (the “Proxy Statement”). The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about June 6, 2025, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on June 5, 2025. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2024, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Company’s Board of Directors and Executive Committee, (iv) to elect or re-elect eleven members, including the chairman to the Company’s Board of Directors, (v) to elect or re-elect four members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee and, on a non-binding basis, the Swiss statutory compensation report of the Company for the year ended December 31, 2024 (the “2024 Compensation Report”), (vii) to approve, on a non-binding basis, the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve of increasing the maximum size of the Board of Directors, (ix) to re-elect the independent voting rights representative, (x) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (xi) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2024

The Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2024 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	61,111,040	269,172	378,214	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net income resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	61,108,372	309,602	340,452	0

Proposal 3 – Discharge of the Members of the Company’s Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2024 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	40,609,346	211,187	115,780	20,822,113

Proposal 4 – Election or Re-election of the Members to the Board of Directors and the Chairman

Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., Sandesh Mahatme, LL.M., Christian Rommel, Ph.D. and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors, Samarth Kulkarni, Ph.D. was duly re-elected as the chairman of the Company’s Board of Directors, and Briggs W. Morrison, M.D. was duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Samarth Kulkarni, Ph.D.	40,043,203	785,309	107,801	20,822,113
Ali Behbahani, M.D.	29,800,902	11,023,256	112,155	20,822,113
Maria Fardis, Ph.D.	39,931,396	898,012	106,905	20,822,113
H. Edward Fleming Jr., M.D.	39,553,960	1,273,549	108,804	20,822,113
Simeon J. George, M.D.	39,938,669	894,244	103,400	20,822,113
John T. Greene	39,324,918	1,499,057	112,338	20,822,113
Katherine A. High, M.D.	39,882,598	946,656	107,059	20,822,113
Sandesh Mahatme, LL.M.	39,915,991	918,369	101,953	20,822,113
Christian Rommel, Ph.D.	39,928,435	899,491	108,387	20,822,113
Douglas A. Treco, Ph.D.	38,935,855	1,892,354	108,104	20,822,113
Briggs W. Morrison, M.D.	39,667,043	1,160,681	108,589	20,822,113

Proposal 5 –Election or Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., and John T. Greene were each duly re-elected as members and Briggs W. Morrison was elected as a member of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ali Behbahani, M.D.	29,606,114	11,206,197	124,002	20,822,113
H. Edward Fleming Jr., M.D.	39,457,808	1,356,562	121,943	20,822,113
John T. Greene	39,257,150	1,550,619	128,544	20,822,113
Briggs W. Morrison, M.D.	39,579,346	1,234,698	122,269	20,822,113

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee and Non-Binding Advisory Vote on the 2024 Compensation Report

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2026 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	40,317,492	483,517	135,304	20,822,113

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2026 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,503,611	8,287,847	144,855	20,822,113

The total non-performance related compensation for members of the Executive Committee from July 1, 2025 to June 30, 2026 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,314,324	7,486,777	135,212	20,822,113

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2025 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,302,801	7,493,276	140,236	20,822,113

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2026 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,758,032	9,034,278	144,003	20,822,113

The endorsement of the 2024 Compensation Report was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,135,116	11,649,430	151,767	20,822,113

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to the Company’s Named Executive Officers Under U.S. Securities Law Requirements

The compensation paid to the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,063,586	11,729,542	143,185	20,822,113

Proposal 8 – Approval of Increasing the Maximum Size of the Board of Directors

An increase in the maximum size of the Board of Directors was approved with at least two thirds of the votes represented and the absolute majority of the par value of the represented shares. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	59,340,017	1,990,224	428,185	0

Proposal 9 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,711,637	719,349	327,440	0

Proposal 10 –Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	60,674,825	340,077	743,524	0

Proposal 11 – Transact Any Other Business that may Properly Come Before the 2025 Annual General Meeting or any Adjournment or Postponement thereof

The proposal for the transaction of any other business that properly came before the Annual Meeting or any adjournment or postponement thereof, to follow the respective proposal of the Board of Directors as proposed at the Annual Meeting, was approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	21,319,106	19,405,679	211,528	20,822,113

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 9, 2025	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer